                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 31, 2000


                           LIFE FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                     0-22193
                              (Commission File No.)


                DELAWARE                                    33-0743195
      (State or Other Jurisdiction                         (IRS Employer
            of Incorporation)                           Identification No.)



            10540 Magnolia Avenue, Suite B, Riverside, CA 92503-1814
               (Address of Principal Executive Offices) (Zip Code)


                                 (909) 637-4000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         Robert K. Riley resigned as a director of Life Financial Corporation and its wholly-owned subsidiary, Life Bank, effective December 31, 2000. Mr. Riley is a former Chairman of the Board of Life Bank and a former President and Chief Executive Officer of Life Financial Corporation and Life Bank.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     LIFE FINANCIAL CORPORATION



Dated:  January 3, 2001              By:  /s/ STEVEN R. GARDNER
                                          ---------------------
                                           Steven R. Gardner
                                           President and Chief Executive Officer


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